Exhibit 99.1

Coborn’s, Inc. and Bonum Health™ (A TRxADE HEALTH Company) Ink Telemedicine Deal To Deploy Deeply Discounted Telemedicine to Uninsured and Under-Insured Consumers

Tampa, FL, February 23, 2022 — TRxADE HEALTH, INC. (NASDAQ: MEDS) an integrated drug procurement, delivery, healthcare platform and health service company, today announced that Bonum Health, a Digital Healthcare business subsidiary, has signed a Telemedicine Service Distribution agreement with Coborn’s, Inc., a regional grocery chain with approximately (120+) Food and Pharmacy Grocery Stores across the Mid-West including: Minnesota, Michigan, Wisconsin, and North and South Dakota.

Pursuant to the agreement, Bonum Health will provide affordable tele-medicine and prescription discount savings to patients and consumers of all Coborn’s retail stores (Cash-Wise Foods; Marketplace Foods, Tadych’s and Hornbacher’s, Little Duke’s, and Holiday Stores) and their pharmacies. Bonum Health will open access to its signature mobile health services application and prescriber program, staffed by over 600 board-certified medical providers. The partnership will also provide Coborn’s patients whose pharmacies are predominately across Minnesota, direct access to cash discounts on medical encounters and prescription discount savings directly through the Bonum Health mobile application found on google play and apple stores.

According to a March 2021 report from the Minnesota Department of Health (MDH), an estimated approximately 4.6% of Minnesota residents lacked health insurance coverage in 2020 and 1 in 4 Minnesotans reported having to delay or go without needed health care due to cost in 2019, up from approximately 1 in 5 in 2017.

“Our strategic partnership with Bonum Health provides a fully integrated, deeply discounted, affordable and a patient-ready digital healthcare solution,” said Chad Nellis, Director of Pharmacy for Coborn’s, Inc. Nellis adds, “Bonum Health will help us deliver our uninsured and under-insured consumer an opportunity to receive a ‘new’ and ‘unique’ mobile healthcare experience that is cost-effective and easy-to-access. Bonum’s updated telemedicine platform, EMR, which offers an ePrescribe option for its medical providers, along with a combined prescription savings program, is an essential healthcare tool and digital healthcare vehicle that we believe can help Coborn’s achieve its long-term health and wellness objective.”

Ashton Maaraba, President of Bonum Health noted, “Coborn’s is a premium name in the markets they serve. We value their trust and are ecstatic to serve Coborn’s patients across each market they serve. We would like to thank the entire Coborn’s leadership and pharmacy management teams for making this partnership happen.”

About TRxADE HEALTH, INC.

TRxADE HEALTH (NASDAQ: MEDS) is a health services IT company focused on digitalizing the retail pharmacy experience by optimizing drug procurement, the prescription journey and patient engagement in the U.S. The Company operates the TRxADE drug procurement marketplace serving a total of 12,700+ members nationwide, fostering price transparency and under the Bonum Health brand, offering patient centric telehealth services. For info on TRxADE HEALTH, please visit the Company’s IR website at investors.trxadegroup.com.

About Coborn’s, Inc.

St. Cloud, Minn.-based Coborn’s, Inc. is a 101-year-old employee-owned grocery retailer with nearly 10,000 employees and 66 grocery stores across Minnesota, North Dakota, South Dakota, Wisconsin and Michigan under the Coborn’s, Cash Wise Foods, Marketplace Foods, Hornbacher’s and Tadych’s Marketplace Foods banners. Coborn’s, Inc. also operates fuel, liquor and pharmacy locations. To support its 200 various retail business units, Coborn’s, Inc. operates its own central bakery, dry cleaning facility and grocery distribution center. In 2021, Coborn’s, Inc. was named the Shelby Report’s Midwest Retailer of the Year.

Forward-Looking Statements

This press release may contain forward-looking statements, including information about management’s view of TRxADE’s future expectations, plans and prospects, within the meaning of the federal securities laws, including the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. In particular, when used in the preceding discussion, the words “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions are intended to identify forward-looking statements. Any statements made in this news release other than those of historical fact, about an action, event or development, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, which may cause the results of TRxADE, its divisions and concepts to be materially different than those expressed or implied in such statements. These risks include risks relating to agreements with third parties, including Coborn’s; the planned benefits, expected users of, and projected revenues of our joint venture with Exchange Health; our operations not being profitable; the commercial viability of new business lines, applications, products and technologies, and the costs of such items; the Company’s stock repurchase program; the adoption of the Company’s product offerings; claims relating to alleged violations of intellectual property rights of others; our ability to monetize our technological solutions; technical problems with our websites, apps and products; risks relating to implementing our acquisition strategies; challenges to the pharmaceutical supply chain posted by the COVID-19 pandemic and related matters; our ability to manage our growth; negative effects on our operations associated with the opioid pain medication health crisis; regulatory and licensing requirement risks; risks related to changes in the U.S. healthcare environment; the status of our information systems, facilities and distribution networks; risks associated with the operations of our more established competitors; regulatory changes; new competitors which may have more resources than we do; increases in direct to consumer sales of drugs; healthcare fraud; COVID-19, governmental responses thereto, economic downturns and increased inflation and possible recessions caused thereby; changes in laws or regulations relating to our operations; privacy laws; system errors; dependence on current management; our growth strategy; dilution which may be caused by future offerings; our ability to raise funding in the future, as and if needed, and the terms of such funding; increased inflation; and others that are included from time to time in filings made by TRxADE with the Securities and Exchange Commission, including, but not limited to, in the “Risk Factors” sections in its Form 10-Ks and Form 10-Qs and in its Form 8-Ks, which it has filed, and files from time to time, with the U.S. Securities and Exchange Commission. These reports are available at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on TRxADE’s future results and/or could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements. The forward-looking statements included in this press release are made only as of the date hereof. TRxADE cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Media Contact:

TRxADE HEALTH, INC.

media@trxade.com

SOURCE: TRxADE HEALTH, INC.